WAIVER, ASSIGNMENT AND ACKNOWLEDGMENT AGREEMENT

This Waiver, Assignment and Acknowledgment Agreement (the "Agreement") is entered into as of the 14th day of October, 1994, by and between CAROLCO PICTURES INC., a Delaware corporation (the "Company"), and RCS VIDEO INTERNATIONAL SERVICES B.V., a Netherlands corporation ("RCS"), and is made with reference to that certain Standby Purchase and Investment Agreement dated as of July 29, 1993 (the "Standby Agreement") by and among the Company, RCS, Cinepole Productions B.V. ("Cinepole"), Le Studio Canal+ ("Le Studio"), Pioneer LDCA, Inc. ("Pioneer") and Tele-Communications, Inc. ("TCI"). Capitalized terms used herein without definition shall have the respective meanings assigned such terms in the Standby Agreement.

RECITALS

WHEREAS, the Company intends to sell all of its rights and interests in and to the motion picture currently entitled "Showgirls" pursuant to that certain Purchase Agreement substantially in the form attached hereto as Exhibit "A" (the "Showgirls Purchase Agreement"); and

WHEREAS, pursuant to that certain Agreement substantially in the form attached hereto as Exhibit "B" (the "Pioneer Agreement"), Pioneer LDC, Inc., a Japanese corporation and an affiliate of Pioneer ("PLDC") has agreed to pay in advance certain overages anticipated to be due from it pursuant to that certain Lease Agreement dated as of November 25, 1991 (Contract No. 3580/91) between PLDC and Atalanta Films Japan B.V. ("Atalanta") with respect to the motion picture entitled "Cliffhanger" and certain overages anticipated to be due from it pursuant to that certain Lease Agreement dated as of April 26, 1990 (Contract No. 2337/90) between PLDC and Atalanta with respect to the motion picture entitled "Terminator 2: Judgment Day"; and

WHEREAS, RCS Video Services Antilles N.V., a Netherlands Antilles corporation, Pioneer, Cinepole and certain other parties have agreed to enter into that certain Third Amended and Restated Escrow Agreement substantially in the form attached hereto as Exhibit "C" (the "Escrow Agreement"); and

WHEREAS, Le Studio Canal+ (U.S.), a California corporation, has agreed to pay in advance certain commissions anticipated to be due to the Company in its capacity as sales subagent with respect to the motion picture entitled "Stargate" pursuant to that certain Amendment to Exclusive Agency Agreement substantially in the form attached hereto as Exhibit "D" (the "Le Studio Agreement"); and

WHEREAS, pursuant to the Standby Agreement, RCS agreed to purchase, and the Company agreed to issue and sell to RCS, $2,500,000 in aggregate principal amount of the Company's 7% Convertible Subordinated Notes due June 30, 2006 (the "7% Notes") on December 30, 1994 subject to certain conditions; and

WHEREAS, the parties hereto desire to reduce the amount of RCS' commitment to purchase $1,000,000 in aggregate principal amount of 7% Notes, waive the conditions to funding set forth in the Standby Agreement in order to enable the Company to obtain a bank loan from Credit Lyonnais Bank Nederland N.V. ("CLBN") to be repaid by RCS' payment for the 7% Notes and agree that RCS will provide funding of $1,500,000 to the Company in the form of a co-production commitment.

NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, the parties to this Agreement mutually agree as follows:

1.     Amendment, Waiver and Acknowledgment.

(a) Paragraph 2(a) of the Standby Agreement is hereby amended in the following ways: (i) the number "$2,500,000" set forth opposite "RCS" is hereby deleted and replaced with the number "$1,000,000"; and (ii) the number "$20,000,000" set forth opposite the term "Total" is hereby deleted and replaced with the number "$18,500,000".

(b) RCS and the Company hereby acknowledge that the conditions set forth in Paragraphs 6(a)(i), 6(a)(ii), 6(a)(iii) and 6(b)(ii) of the Standby Agreement have been satisfied.

(c)    RCS agrees to execute and deliver on the Effective
Date (as defined in Paragraph 6 below) an investment letter to the Company in the form attached hereto as Exhibit "E". RCS and the Company hereby acknowledge and agree that upon receipt by the Company of such investment letter signed by RCS on the Effective Date, the conditions set forth in Paragraphs 6(a)(iv) and 6(c)(i) of the Standby Agreement will have been satisfied.

(d) Notwithstanding anything to the contrary in Paragraph 2(a) of the Standby Agreement or otherwise, (i) the sale to RCS of 7% Notes that is contemplated pursuant to Paragraph 2(a) of the Standby Agreement (as amended by this Agreement) shall occur on the Effective Date, at which time such sale shall be fully and completely effective, and (ii) the payment by RCS for the 7% Notes in the amount of RCS' Note Commitment (the "Payment Obligation") shall be due and payable from RCS on December 30, 1994 (and RCS expressly waives the conditions to the payment of such purchase price that are contained in Paragraph 6(b)(i) of the Standby Agreement.)

2.     Assignment of the Payment Obligation.

(a) The Company hereby assigns, transfers, conveys and sets over unto CLBN for collateral purposes all of its right, title and interest (but none of its obligations) in and to its right to receive under Section 2(a) and 3 of the Standby Agreement the sum equal to RCS' Note Commitment in respect of the Payment Obligation. Each of the Company and RCS agrees to execute and deliver to CLBN a Notice of Assignment and corresponding Acknowledgment in substantially the forms attached hereto as Exhibits "F" and "G", respectively (collectively, the "Payment Instructions"), pursuant to which the Company authorizes and directs RCS (and RCS agrees) to remit the amounts due under the Payment Obligation directly to CLBN in accordance with the Payment Instructions.

(b) The Company hereby constitutes and appoints CLBN as its true, lawful and irrevocable attorney-in-fact with respect to the Payment Obligation, to demand, receive and enforce payments and to give receipts, releases and satisfactions and to sue for all sums payable either in the name of the Company or in the name of CLBN with respect to the Payment Obligation, with the same force and effect that the Company could do if this Paragraph 2 did not exist. Such power of attorney is coupled with an interest and is therefore irrevocable without the express prior written consent of CLBN. Each of the Company and RCS further agrees that (i) CLBN has not assumed (and shall not have any liability for) any obligations or liabilities of the Company or any other person or entity under or arising out of the Standby Agreement (as amended hereby), any related agreements and/or the sale and purchase of the 7% Notes, and
(ii) CLBN shall have no obligation to exercise the power of attorney set forth above (including without limitation for the purpose of enforcing RCS' obligation to timely remit amounts due under the Payment Obligation).

3. Letter of Credit. RCS hereby agrees to cause to be issued and delivered to CLBN on the Effective Date a letter of credit substantially in the form attached hereto as Exhibit "H" (the
"Letter of Credit") in connection with the collateral assignment of the Payment Obligation to CLBN.

4. Satisfaction of Payment Obligation. The Company hereby agrees, and CLBN hereby acknowledges, that in the event the Letter of Credit is drawn in its entirety, RCS shall be deemed to have fully and completely satisfied the Payment Obligation, which Payment Obligation shall thereupon be extinguished.

5. Additional Investment. RCS hereby commits to make available $1,500,000 as a co-production investment in the motion picture entitled "Cutthroat Island" on December 30, 1994 on terms that are no less favorable than those applicable to TCI and Le
Studio in that certain Co-Production Financing Commitment
Agreement dated as of August 19, 1993 by and among the Company, Le Studio and TCI.

6. Effective Date. This Agreement shall become effective when all of the following conditions have been satisfied (the
"Effective Date"):

(a) The Showgirls Purchase Agreement shall have been executed and delivered by the parties thereto;

(b) The Pioneer Agreement shall have been executed and delivered by the parties thereto;

(c) The Escrow Agreement shall have been executed and delivered by the parties thereto;

(d) The Le Studio Agreement shall have been executed and delivered by the parties thereto; and

(e) RCS shall have received an executed and authenticated certificate for $1,000,000 in aggregate principal amount of 7%
Notes in its name, which certificate shall contain the terms and conditions referred to in the Standby Agreement.

7.     Miscellaneous.

(a) This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

(b) On and after the date hereof, each reference in the Standby Agreement to "this Agreement", "hereunder", "hereof",
"herein" or words of like import referring to the Standby
Agreement shall mean and be a reference to the Standby
Agreement as amended by the Agreement.

(c) It is hereby agreed that, except as specifically provided herein, this Agreement does not in any way affect or impair the terms and conditions of the Standby Agreement, and all terms and conditions of the Standby Agreement are to remain in full force and effect unless otherwise specifically amended, waived or changed pursuant to the terms and conditions of this Agreement.

(d) The descriptive headings of the several Paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(e) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

(f) Subject to the immediately succeeding sentence, this Agreement is entered into for the express benefit of the parties hereto only and is not intended, and shall not be deemed, to create in any other person any rights or interest whatsoever, including any rights as third party beneficiary. Notwithstanding the foregoing, CLBN is an express third party beneficiary of this subparagraph (f), Paragraphs 1, 2, 3 and 7(g) hereof.

(g) This Agreement may not be amended, supplemented, waived or otherwise modified other than pursuant to a written instrument executed by the Company and RCS (and consented to by CLBN in its sole and absolute discretion); provided, however, that amendments to Paragraphs 1(a), 2 and 5 of this Agreement must also be consented to by Le Studio, Pioneer, Cinepole and TCI.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CAROLCO PICTURES INC.

By: /s/ Robert W. Goldsmith
Title: Senior Vice President


RCS VIDEO INTERNATIONAL SERVICES B.V.

By: /s/ Paul D. Downs
Title: Attorney-in-fact


The undersigned hereby consent to the assignments of rights under and the modifications, waivers and amendments of the Standby Agreement effectuated by this Agreement and to the additional investment contemplated by Paragraph 5:

LE STUDIO CANAL+

By: /s/ Olivier Granier
Title: President and COO

PIONEER LDCA, INC.

By: /s/ Yosuke Kobayashi
Title: President

CINEPOLE PRODUCTIONS B.V.

By: /s/ Dominique Jeunot
Title: Co-Managing Director

TELE-COMMUNICATIONS, INC.

By: /s/ Stephen M. Brett
Title: Executive Vice President


ACKNOWLEDGED AND AGREED:

CREDIT LYONNAIS BANK NEDERLAND N.V.

By: /s/ Henk Dekejizer
Title: Executive Vice President

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CAROLCO PICTURES INC.

By:
Title:


RCS VIDEO INTERNATIONAL SERVICES B.V.

By:
Title:


The undersigned hereby consent to the assignments of rights under and the modifications, waivers and amendments of the Standby Agreement effectuated by this Agreement and to the additional investment contemplated by Paragraph 5:

LE STUDIO CANAL+

By:
Title:

PIONEER LDCA, INC.

By:
Title:

CINEPOLE PRODUCTIONS B.V.

By:
Title:

TELE-COMMUNICATIONS, INC.

By:
Title:


ACKNOWLEDGED AND AGREED:

CREDIT LYONNAIS BANK NEDERLAND N.V.

By: /s/ Charles Rosner
Title: Managing Director